                                   Van Kampen
                                  Harbor Fund
                               SEMIANNUAL REPORT
                                 JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                             TOP FIVE SECTORS       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      23

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      30
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds
  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                   -8.67%          -9.04%     -9.03%
------------------------------------------------------------------------------
Six-month total return(2)               -13.92%         -13.38%     -9.90%
------------------------------------------------------------------------------
One-year total return(2)                -19.36%         -18.74%    -15.85%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                10.96%          11.24%     11.42%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                11.23%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 9.93%          10.89%(3)    9.89%
------------------------------------------------------------------------------
Commencement date                      11/15/56        12/20/91   10/26/93
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

  PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS(+)

(as a percentage of long-term investments--June 30, 2001)

1.   TYCO INTERNATIONAL          2.7%
     Manufactures electrical components,
     communication systems, medical
     supplies, and fire-detection systems.

2.   ALZA                        2.5%
     Develops pharmaceuticals
     and drug-delivery systems,
     such as the skin patch.

3.   THERMO ELECTRON             2.3%
     Manufactures measurement
     and detection instruments.

4.   COX ENTERPRISES             2.2%
     Owns and operates various media
     companies, including newspapers,
     radio stations and cable television.

5.   CELESTICA                   2.1%
     Manufactures circuits and other
     electronics used in computers
     and communication devices.

6.   KINDER MORGAN               2.0%
     Operates natural gas pipelines
     throughout the United States
     and provides natural gas to
     customers in the Midwest.

7.   SUIZA                       1.9%
     Manufactures and distributes
     food and dairy products
     throughout the United States.

8.   ADELPHIA COMMUNICATIONS     1.7%
     Provides cable television and high-
     speed Internet access services
     throughout the United States.

9.   SPRINT                      1.7%
     Provides telecommunication products
     and services worldwide.

10.  MIRANT                      1.6%
     Markets and distributes electricity
     and natural gas worldwide.

(+) Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                         June 30, 2001                    December 31, 2000
Technology                                                                       19.90                                32.30
Energy                                                                           14.40                                21.30
Health Care                                                                      13.10                                18.40
Producer Manufacturing                                                           12.40                                 2.30
Utilities                                                                        11.80                                 9.10


* Subject to change daily. These sectors represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN HARBOR FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2001. THE TEAM IS LED BY CHRISTINE DRUSCH, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE FEBRUARY 1998 (AFTER SERVING AS ASSOCIATE MANAGER SINCE 1991) AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1985. SHE IS JOINED BY DAVID MCLAUGHLIN AND SEAN CONNER, PORTFOLIO MANAGERS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q  HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW
    DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market environment
continued to be volatile. The economy slowed considerably from its previously brisk pace, which put pressure on companies across the board. Corporate earnings disappointments, declines in capital spending, and layoff announcements were common throughout the period. Also, early in the period, investors were worried about the rising costs of energy, which intensified recessionary fears. However, energy did not peak during the period as anticipated.

    The Federal Reserve Board ("the Fed") acted aggressively to stimulate the economy, but the market remained skeptical of the Fed's effectiveness. Several short-term rallies followed the Fed's rate cuts, but none took hold. Investors rotated rapidly among market sectors. As a result, the market lacked leadership, and a top-performing sector one month was often the worst-performing sector the next.

    The fund returned -8.67 percent for the six months ended June 30, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    By comparison, the Russell 2000(R) Index returned 6.94 percent, and the Lipper Convertible Securities Fund Index, which more closely resembles the fund, returned -2.16 percent for the same period. The

Russell 2000(R) Index is generally representative of the U.S. market for small capitalization stocks. The Lipper Convertible Securities Fund Index represents the average performance of the 10 largest convertible securities funds. These indexes are unmanaged statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   TO WHAT DO YOU ATTRIBUTE
    THE FUND'S PERFORMANCE?

A   The fund lost the most ground in
January 2001. At that time, the fund was overweighted in the technology sector. The Fed surprised the markets with an inter-meeting rate cut on January 3. We anticipated a subsequent market rally that would propel the fund's technology holdings upward. However, as the period progressed, the market did not recover as we had hoped. Despite our efforts to reduce the technology weighting--the sector shifted from 32 percent of long-term investments at the beginning of the period to 20 percent at the close of the period--the fund's technology holdings significantly dampened performance.

Q   YOU MENTIONED TRIMMING POORLY
    PERFORMING TECHNOLOGY HOLDINGS. WHAT OTHER STRATEGIES DID YOU USE IN LIGHT OF THE PERIOD'S DIFFICULT MARKET CONDITIONS?

A   We used the proceeds from
technology to add holdings from the utilities sector. Within utilities, we focused on two market segments: electric utilities and energy merchants (independent power producers that have embraced deregulation). In these investments, we found the historically low volatility of these industries to be attractive given the highly volatile market climate. In addition, new issuance in the electric utilities convertible securities market provided us with opportunities that had not been available in earlier months.

    However, in hindsight, our focus on energy merchants proved to be disadvantageous to the fund's overall performance. Deregulation and high prices took a toll on California's utilities companies. Because price caps do not allow the utility companies to pass their higher operating costs on to the consumers, the incumbent California utilities and state-run power exchange began to lose billions of dollars. The capacity constraints in the state also resulted in power outages almost on a daily basis. This situation contributed to volatility in the utilities market.

    Furthermore, conservation efforts and cooler-than-expected summer weather reduced the demand for power in California. Prices fell, and investors began to question the energy merchants' earnings growth. As a result, many of these companies performed poorly during the period.

Q   WHICH HOLDINGS FELL SHORT
    OF YOUR EXPECTATIONS?

A   Not surprisingly, the fund's worst-
performing holdings were from the technology and energy sectors. In the first quarter, technology holdings such as telecommunications systems developer Comverse Technology, software companies Manugistics and Veritas, and data-storage provider EMC dragged down the fund's performance. In the second quarter, energy companies suffered as economic slowdown offset the demand for energy. Oil and natural gas prices declined, which hurt earnings for holdings such Baker Hughes, Nabors Industries, and Apache.

Q   WHICH SECURITIES
    PERFORMED WELL?

A   Strong-performing stocks came
from a variety of industries. Contract electronics manufacturer Sanmina, natural gas company KN Energy, oil refiner Tosco, dairy producer Suiza, and pharmaceutical developer IVAX helped to the fund's performance during the period. The fund also benefited from its stake in energy merchant Mirant. As we noted, many energy merchants gave back earlier gains as the reporting period progressed. In the case of Mirant, however, our analysis helped us to initiate a position at an advantageous point in time.

    Keep in mind that not all securities in the portfolio performed favorably, and there is no guarantee that any of these securities will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND IN THE COMING MONTHS?

A   We believe a turning point in the
economy is coming, but recovery may be slow. In this environment, we anticipate maintaining a cautious outlook and somewhat conservative positioning of the fund's portfolio. Generally, convertible securities have historically offered less downside risk than common stocks in a declining market, and the fund's focus on this asset class may help the fund be well positioned throughout diverse market climates.

    ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

COMMON STOCK: Shares of securities that represent ownership in a corporation. Common stock's dividend rights are subordinate to preferred stock's, and its dividends are not fixed.

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services, as ushered in by revised state legislation.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  42.2%
          CONSUMER DISTRIBUTION  1.8%
$4,000    Amerisource Health Corp., 144A--Private
          Placement (a)............................... 5.000%   12/01/07   $  5,175,200
 4,500    Barnes & Noble, Inc., 144A--Private
          Placement (a)............................... 5.250    03/15/09      6,255,000
                                                                           ------------
                                                                             11,430,200
                                                                           ------------
          CONSUMER NON-DURABLES  2.5%
14,000    Jones Apparel Group, 144A--Private Placement
          (a).........................................   *      02/01/21      7,647,500
 6,000    Loews Corp. (Convertible to 92,254 Diamond
          Offshore Drilling, Inc. common shares)...... 3.125    09/15/07      5,145,000
 2,500    Reebok International Ltd., 144A--Private
          Placement (a)............................... 4.250    03/01/21      2,771,875
                                                                           ------------
                                                                             15,564,375
                                                                           ------------
          CONSUMER SERVICES  6.2%
10,008    Adelphia Communications Corp. .............. 6.000    02/15/06      9,740,786
 3,000    Charter Communications, Inc. ............... 4.750    06/01/06      3,183,750
 3,000    Charter Communications, Inc., 144A--Private
          Placement (a)............................... 5.750    10/15/05      3,722,190
12,360    Cox Enterprises, 144A--Private Placement
          (a)......................................... 2.000    02/15/21     12,452,700
 2,000    Omnicom Group, Inc. ........................ 2.250    01/06/13      3,511,740
 4,675    The Interpublic Group of Companies, Inc. ... 1.870    06/01/06      3,803,580
 3,000    The Interpublic Group of Companies, Inc.,
          144A--Private Placement (a)................. 1.870    06/01/06      2,418,750
                                                                           ------------
                                                                             38,833,496
                                                                           ------------
          ENERGY  5.8%
 4,904    Devon Energy Corp. ......................... 4.950    08/15/08      4,940,780
13,300    Devon Energy Corp. .........................   *      06/27/20      6,267,625
21,000    El Paso Corp., 144A--Private Placement
          (a).........................................   *      02/28/21      8,741,250
 2,500    Hanover Compress............................ 4.750    03/15/08      2,603,125
 4,557    Kerr-McGee Corp. ........................... 7.500    05/15/14      4,579,785
 9,300    Nabors Industries, Inc. ....................   *      06/20/20      5,766,000
 6,000    Transocean Sedco Forex, Inc. ...............   *      05/24/20      3,465,960
                                                                           ------------
                                                                             36,364,525
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FINANCE  3.2%
$6,700    EOP Operating LP............................ 7.250%   11/15/08   $  7,118,750
 4,000    EOP Operating LP, 144A--Private Placement
          (a)......................................... 7.250    11/15/08      4,250,000
11,000    Merrill Lynch & Co, Inc., LYON..............   *      05/23/31      5,610,000
 3,000    Providian Financial Corp. .................. 3.250    08/15/05      3,097,500
                                                                           ------------
                                                                             20,076,250
                                                                           ------------
          HEALTHCARE  8.2%
19,000    Alza Corp., 144A--Private Placement (a).....   *      07/28/20     14,214,470
 4,000    Cephalon, Inc., 144A--Private Placement
          (a)......................................... 5.250    05/01/06      4,582,400
 2,180    Inhale Therapeutic Systems, Inc., 144A--
          Private Placement (a)....................... 5.000    02/08/07      1,791,459
 3,250    Invitrogen Corp., 144A--Private Placement
          (a)......................................... 5.500    03/01/07      3,600,252
 4,020    IVAX Corp., 144A--Private Placement (a)..... 5.500    05/15/07      5,758,650
 5,000    IVAX Corp., 144A--Private Placement (a)..... 4.500    05/15/08      5,946,900
 7,000    Teva Pharmaceuticals, 144A--Private
          Placement (a)............................... 1.500    10/15/05      7,102,340
14,400    Universal Health Services, Inc., 144A--
          Private Placement (a).......................   *      06/23/20      8,527,104
                                                                           ------------
                                                                             51,523,575
                                                                           ------------
          PRODUCER MANUFACTURING  4.1%
10,500    Corning, Inc. ..............................   *      11/08/15      5,955,600
13,250    Thermo Electron Corp., 144A--Private
          Placement (a)............................... 4.250    01/01/03     12,985,000
 6,480    Waste Management, Inc. ..................... 4.000    02/01/02      6,423,300
                                                                           ------------
                                                                             25,363,900
                                                                           ------------
          TECHNOLOGY  9.6%
12,500    America Online, Inc. .......................   *      12/06/19      6,811,625
 8,100    Analog Devices, Inc., 144A--Private
          Placement (a)............................... 4.750    10/01/05      7,445,358
 3,350    Comverse Technology, Inc., 144A--Private
          Placement (a)............................... 1.500    12/01/05      2,803,280
 1,500    Emcore Corp., 144A--Private Placement (a)... 5.000    05/15/06      1,389,375
 5,000    L 3 Communications Holdings, Inc., 144A--
          Private Placement (a)....................... 5.250    06/01/09      5,925,000
 2,000    Lam Research Corp., 144A--Private Placement
          (a)......................................... 4.000    06/01/06      1,985,000
 2,000    Lattice Semiconductor Corp., 144A--Private
          Placement (a)............................... 4.750    11/01/06      2,770,000
 5,340    Manugistics Group, Inc., 144A--Private
          Placement (a)............................... 5.000    11/01/07      4,785,975

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TECHNOLOGY (CONTINUED)
$2,790    Mercury Interactive Corp., 144A--Private
          Placement (a)............................... 4.750%   07/01/07   $  2,429,030
15,590    Sanmina Corp. ..............................   *      09/12/20      5,717,788
12,130    Solectron Corp., LYON.......................   *      01/27/19      6,019,513
18,510    Solectron Corp., LYON.......................   *      05/08/20      9,255,000
 4,000    Transwitch Corp., 144A--Private Placement
          (a)......................................... 4.500    09/12/05      2,837,120
                                                                           ------------
                                                                             60,174,064
                                                                           ------------
          UTILITIES  0.8%
 5,000    Orion Power Holdings, Inc. ................. 4.500    06/01/08      4,719,400
                                                                           ------------

TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS  42.2%.................    264,049,785
                                                                           ------------

          FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS  12.8%
26,500    Celestica, Inc., LYON (Canada)..............   *      08/01/20     11,908,305
 4,000    China Mobile Ltd. (Hong Kong)............... 2.250    11/03/05      4,025,000
 6,290    Elan Finance Corp. Ltd., LYON (Bermuda).....   *      12/14/18      5,605,962
 4,553    Hutchison Whampoa International Ltd., 144A--
          Private Placement (Cayman Islands) (a)...... 2.875    09/15/03      4,333,887
 8,711    JMH Finance Ltd., 144A--Private Placement
          (United Kingdom) (a)........................ 4.750    09/06/07      9,113,884
 7,900    Magna International, Inc. (Canada).......... 4.875    02/15/05      7,977,183
 7,500    STMicroelectronics NV, 144A--Private
          Placement (Netherlands) (a).................   *      11/16/10      5,043,750
 7,250    Swiss Life Finance Ltd. (United Kingdom)
          (Convertible into 98,702 shares of Royal
          Dutch Petroleum Co.)........................ 2.000    05/20/05      7,490,156
 3,000    Swiss Life Finance Ltd., 144A--Private
          Placement (United Kingdom) (Convertible to
          40,842 shares of Royal Dutch Petroleum Co.)
          (a)......................................... 2.000    05/20/05      3,099,375
20,000    Tyco International, Ltd. (Bermuda)..........   *      11/17/20     15,300,000
10,000    XL Capital Ltd, 144A--Private Placement
          (Bermuda) (a)...............................   *      05/23/21      6,012,500
                                                                           ------------
TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS.........................     79,910,002
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  18.6%
CONSUMER SERVICES  1.6%
Clear Channel Communications, Inc. (b)......................  110,000   $  6,897,000
eBay, Inc. (b)..............................................   50,000      3,424,500
                                                                        ------------
                                                                          10,321,500
                                                                        ------------
ENERGY  2.9%
Baker Hughes, Inc. .........................................  207,000      6,934,500
Dynegy, Inc., Class A.......................................  185,200      8,611,800
Enron Corp. ................................................   55,000      2,695,000
                                                                        ------------
                                                                          18,241,300
                                                                        ------------
FINANCE  1.5%
Citigroup, Inc. ............................................  174,000      9,194,160
                                                                        ------------

HEALTHCARE  1.0%
Pfizer, Inc. ...............................................  150,000      6,007,500
                                                                        ------------

PRODUCER MANUFACTURING  2.5%
EMCOR Group, Inc. (b).......................................  219,458      7,933,419
Tyco International, Ltd.--ADR (Bermuda).....................  140,000      7,630,000
                                                                        ------------
                                                                          15,563,419
                                                                        ------------
TECHNOLOGY  5.1%
Brocade Communications Systems, Inc. (b)....................   60,000      2,639,400
Compaq Computer Corp. ......................................  300,000      4,647,000
Hewlett-Packard Co. ........................................  110,000      3,146,000
Lam Research Corp. (b)......................................  210,000      6,226,500
Mercury Interactive Corp. (b)...............................   60,000      3,594,000
Rational Software Corp. (b).................................  180,000      5,049,000
VERITAS Software Corp. (b)..................................   60,000      3,991,800
Vitesse Semiconductor Corp. (b).............................  120,000      2,524,800
                                                                        ------------
                                                                          31,818,500
                                                                        ------------
UTILITIES  4.0%
Calpine Corp. (b)...........................................  225,000      8,505,000
Mirant Corp. (b)............................................  200,000      6,880,000
Sprint Corp. (b)............................................  390,000      9,418,500
                                                                        ------------
                                                                          24,803,500
                                                                        ------------
TOTAL COMMON STOCKS..................................................    115,949,879
                                                                        ------------
CONVERTIBLE PREFERRED STOCKS  19.7%
CONSUMER DISTRIBUTION  0.8%
Express Scripts Exchange Trust, 7.000%, TRACES..............   50,000      5,214,500
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
CONSUMER NON-DURABLES  1.7%
Suiza Capital Trust II, 5.500%..............................  260,000   $ 10,782,980
                                                                        ------------

ENERGY  3.0%
Apache Corp., 6.500%, ACES..................................   63,000      2,760,660
Kinder Morgan, Inc., 8.250%, PEPS...........................  176,000     11,475,200
Valero Energy Corp. Trust I, 7.750%, PEPS...................  150,000      4,552,500
                                                                        ------------
                                                                          18,788,360
                                                                        ------------
FINANCE  2.1%
Washington Mutual Capital Trust I, 5.375%, 144A--
Private Placement (a).......................................  250,000     13,343,750
                                                                        ------------

HEALTHCARE  2.1%
Biovail Corp., 6.750% (Canada)..............................   60,000      4,710,000
Caremark Rx Capital Trust I, 7.000%.........................   70,000      8,356,250
                                                                        ------------
                                                                          13,066,250
                                                                        ------------
PRODUCER MANUFACTURING  1.5%
Mirant Trust I Ser A, 6.250%................................  130,000      9,360,000
                                                                        ------------

RAW MATERIALS/PROCESSING INDUSTRIES  1.2%
Coltec Capital Trust, 5.250%, TIDES.........................  168,500      7,286,109
                                                                        ------------

TECHNOLOGY  1.2%
Amdocs Ltd., 6.750%, TRACES.................................  142,200      7,181,100
                                                                        ------------

UTILITIES  6.1%
AES Trust VII, 6.000%, 144A--Private Placement (a)..........  101,000      5,761,343
Broadwing, Inc., Ser B, 6.750%..............................  151,600      7,201,000
Calpine Capital Trust III, 5.000%, TIDES....................   90,000      5,040,000
Dominion Resources, Inc., 9.500%, PIES......................  115,600      6,681,680
Duke Energy Corp., 8.250%...................................  138,800      3,560,220
Global Crossing Ltd., 7.000% (Bermuda)......................   65,000      6,240,000
PPL Capital Fund Trust l, 7.750%, PEPS......................  137,000      3,479,800
                                                                        ------------
                                                                          37,964,043
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                                VALUE
TOTAL CONVERTIBLE PREFERRED STOCKS  19.7%............................   $122,987,092
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  93.3%
    (Cost $572,302,043)..............................................    582,896,758

REPURCHASE AGREEMENT  4.3%
    UBS Securities ($27,201,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/29/01, to be sold on 07/02/01 at $27,209,954)
    (Cost $27,201,000)...............................................     27,201,000
                                                                        ------------
TOTAL INVESTMENTS  97.6%
    (Cost $599,503,043)..............................................    610,097,758

OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%..........................     14,841,224
                                                                        ------------

NET ASSETS  100.0%...................................................   $624,938,982
                                                                        ============

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing security as this stock currently does not declare dividends.

ACES--Automatically Convertible Equity Securities
ADR--American Depositary Receipt
LYON--Liquid Yield Option Rate
PEPS--Premium Equity Partnership Securities
PIES--Premium Income Exchange Securities
TIDES--Term Income Deferrable Equity Securities
TRACES--Trust Automatic Common Exchange Securities

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $599,503,043).......................  $610,097,758
Receivables:
  Investments Sold..........................................    14,011,783
  Interest..................................................     2,222,770
  Dividends.................................................       591,068
  Fund Shares Sold..........................................       289,369
Other.......................................................       138,736
                                                              ------------
    Total Assets............................................   627,351,484
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       889,734
  Custodian Bank............................................       564,000
  Distributor and Affiliates................................       397,874
  Investment Advisory Fee...................................       274,753
Trustees' Deferred Compensation and Retirement Plans........       187,013
Accrued Expenses............................................        99,128
                                                              ------------
    Total Liabilities.......................................     2,412,502
                                                              ------------
NET ASSETS..................................................  $624,938,982
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $596,887,662
Accumulated Net Realized Gain...............................    13,795,281
Net Unrealized Appreciation.................................    10,690,406
Accumulated Undistributed Net Investment Income.............     3,565,633
                                                              ------------
NET ASSETS..................................................  $624,938,982
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $517,190,000 and 33,945,935 shares of
    beneficial interest issued and outstanding).............  $      15.24
    Maximum sales charge (5.75%* of offering price).........           .93
                                                              ------------
    Maximum offering price to public........................  $      16.17
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $88,128,352 and 5,813,363 shares of
    beneficial interest issued and outstanding).............  $      15.16
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $19,620,630 and 1,284,467 shares of
    beneficial interest issued and outstanding).............  $      15.28
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  8,214,034
Dividends...................................................     4,330,262
                                                              ------------
    Total Income............................................    12,544,296
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,713,917
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $617,538, $458,620 and $98,981,
  respectively).............................................     1,175,139
Shareholder Services........................................       442,661
Custody.....................................................        30,359
Trustees' Fees and Related Expenses.........................        14,530
Legal.......................................................        14,319
Other.......................................................       227,974
                                                              ------------
    Total Expenses..........................................     3,618,899
    Less Credits Earned on Cash Balances....................        15,466
                                                              ------------
    Net Expenses............................................     3,603,433
                                                              ------------
NET INVESTMENT INCOME.......................................  $  8,940,863
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 13,823,608
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    96,195,871
  End of the Period.........................................    10,594,715
                                                              ------------
Net Unrealized Depreciation During the Period...............   (85,601,156)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(71,777,548)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(62,836,685)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2001      DECEMBER 31, 2000
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  8,940,863        $  13,924,855
Net Realized Gain.................................     13,823,608          101,620,308
Net Unrealized Depreciation During the Period.....    (85,601,156)        (110,459,001)
                                                     ------------        -------------
Change in Net Assets from Operations..............    (62,836,685)           5,086,162
                                                     ------------        -------------

Distributions from Net Investment Income:
  Class A Shares..................................     (6,385,714)         (11,265,815)
  Class B Shares..................................       (677,276)          (1,006,783)
  Class C Shares..................................       (148,353)            (194,927)
                                                     ------------        -------------
                                                       (7,211,343)         (12,467,525)
                                                     ------------        -------------

Distributions from Net Realized Gain:
  Class A Shares..................................    (19,056,675)         (62,794,588)
  Class B Shares..................................     (3,269,608)         (10,370,142)
  Class C Shares..................................       (710,544)          (2,133,296)
                                                     ------------        -------------
                                                      (23,036,827)         (75,298,026)
                                                     ------------        -------------
Total Distributions...............................    (30,248,170)         (87,765,551)
                                                     ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (93,084,855)         (82,679,389)
                                                     ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     46,489,559          338,652,341
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................     25,289,957           72,688,894
Cost of Shares Repurchased........................    (65,008,972)        (205,035,716)
                                                     ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................      6,770,544          206,305,519
                                                     ------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS.............    (86,314,311)         123,626,130
NET ASSETS:
Beginning of the Period...........................    711,253,293          587,627,163
                                                     ------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $3,565,633 and $1,931,804, respectively)........   $624,938,982        $ 711,253,293
                                                     ============        =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX
                                     MONTHS
                                     ENDED              YEAR ENDED DECEMBER 31,
CLASS A SHARES                      JUNE 30,   ------------------------------------------
                                    2001 (A)    2000     1999     1998     1997     1996
                                    -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $17.55    $20.35   $14.84   $15.06   $15.05   $15.05
                                     ------    ------   ------   ------   ------   ------
  Net Investment Income...........      .23       .42      .44      .52      .60      .57
  Net Realized and Unrealized
    Gain/Loss.....................    (1.78)     (.78)    6.69      .55     1.85     1.17
                                     ------    ------   ------   ------   ------   ------
Total from Investment
  Operations......................    (1.55)     (.36)    7.13     1.07     2.45     1.74
                                     ------    ------   ------   ------   ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......      .19       .39      .52      .54      .73      .56
  Distributions from and in Excess
    of Net Realized Gain..........      .57      2.05     1.10      .75     1.71     1.18
                                     ------    ------   ------   ------   ------   ------
Total Distributions...............      .76      2.44     1.62     1.29     2.44     1.74
                                     ------    ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $15.24    $17.55   $20.35   $14.84   $15.06   $15.05
                                     ======    ======   ======   ======   ======   ======

Total Return (b)..................   -8.67%*   -1.92%   50.01%    7.52%   16.91%   12.08%
Net Assets at End of the Period
  (In millions)...................   $517.2    $592.2   $516.1   $375.4   $376.4   $373.1
Ratio of Expenses to Average Net
  Assets..........................     .98%     1.02%    1.00%    1.02%    1.04%    1.09%
Ratio of Net Investment Income to
  Average Net Assets..............    2.88%     2.30%    2.69%    3.48%    3.58%    3.60%
Portfolio Turnover................      70%*     116%     103%     156%     170%     129%

 * Non-annualized

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.93% to 2.88%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX
                                    MONTHS
                                    ENDED                YEAR ENDED DECEMBER 31,
CLASS B SHARES                     JUNE 30,   ----------------------------------------------
                                   2001 (A)    2000    1999 (C)   1998 (C)    1997     1996
                                   ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $17.45    $20.24    $14.76     $14.98    $14.99   $14.99
                                    ------    ------    ------     ------    ------   ------
  Net Investment Income..........      .17       .25       .32        .40       .47      .44
  Net Realized and Unrealized
    Gain/Loss....................    (1.77)     (.77)     6.66        .55      1.85     1.18
                                    ------    ------    ------     ------    ------   ------
Total from Investment
  Operations.....................    (1.60)     (.52)     6.98        .95      2.32     1.62
                                    ------    ------    ------     ------    ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................      .12       .22       .40        .42       .61      .44
  Distributions from and in
    Excess of Net Realized
    Gain.........................      .57      2.05      1.10        .75      1.72     1.18
                                    ------    ------    ------     ------    ------   ------
Total Distributions..............      .69      2.27      1.50       1.17      2.33     1.62
                                    ------    ------    ------     ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $15.16    $17.45    $20.24     $14.76    $14.98   $14.99
                                    ======    ======    ======     ======    ======   ======

Total Return (b).................   -9.04%*   -2.66%    49.02%      6.70%    15.98%   11.19%
Net Assets at End of the Period
  (In millions)..................   $ 88.1    $ 98.6    $ 62.5     $ 66.7    $ 81.3   $ 78.9
Ratio of Expenses to Average Net
  Assets.........................    1.75%     1.88%     1.77%      1.81%     1.82%    1.88%
Ratio of Net Investment Income to
  Average Net Assets.............    2.11%     1.49%     1.97%      2.66%     2.80%    2.81%
Portfolio Turnover...............      70%*     116%      103%       156%      170%     129%

 * Non-annualized

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease the ratio of net investment income to average net assets from 2.16% to 2.11%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1.00%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX
                                     MONTHS
                                     ENDED                YEAR ENDED DECEMBER 31,
CLASS C SHARES                      JUNE 30,   ----------------------------------------------
                                    2001 (A)    2000    1999 (C)   1998 (C)    1997     1996
                                    ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $17.58    $20.38    $14.86     $15.08    $15.08   $15.07
                                     ------    ------    ------     ------    ------   ------
  Net Investment Income...........      .16       .23       .32        .41       .45      .44
  Net Realized and Unrealized
    Gain/Loss.....................    (1.77)     (.76)     6.70        .54      1.88     1.19
                                     ------    ------    ------     ------    ------   ------
Total from Investment
  Operations......................    (1.61)     (.53)     7.02        .95      2.33     1.63
                                     ------    ------    ------     ------    ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......      .12       .22       .40        .42       .61      .44
  Distributions from and in Excess
    of Net Realized Gain..........      .57      2.05      1.10        .75      1.72     1.18
                                     ------    ------    ------     ------    ------   ------
Total Distributions...............      .69      2.27      1.50       1.17      2.33     1.62
                                     ------    ------    ------     ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $15.28    $17.58    $20.38     $14.86    $15.08   $15.08
                                     ======    ======    ======     ======    ======   ======

Total Return (b)..................   -9.03%*   -2.69%    48.95%      6.65%    15.96%   11.20%
Net Assets at End of the Period
  (In millions)...................   $ 19.6    $ 20.5    $  9.0     $  5.9    $  4.6   $  3.6
Ratio of Expenses to Average Net
  Assets..........................    1.75%     1.87%     1.76%      1.81%     1.82%    1.88%
Ratio of Net Investment Income to
  Average Net Assets..............    2.11%     1.54%     1.91%      2.71%     2.79%    2.81%
Portfolio Turnover................      70%*     116%      103%       156%      170%     129%

 * Non-Annualized

(a) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the period ended June 30, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.15% to 2.11%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5.00%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Harbor Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide current income, capital appreciation, and conservation of capital. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in a portfolio of debt securities, primarily convertible bonds and convertible preferred stocks. The Fund commenced investment operations on November 15, 1956. The distribution of the Fund's Class B and Class C Shares commenced on December 20, 1991 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. Unlisted convertible securities are valued at the mean of the bid and asked prices. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $95,691 reduction in cost of securities and a corresponding $95,691 increase in net unrealized appreciation based on securities held by the Fund on January 1, 2001.

    The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $157,185; increase net unrealized appreciation by $52,872, and increase net realized gains by $104,313. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At June 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $599,591,972; the aggregate gross unrealized appreciation is $40,336,402 and the aggregate gross unrealized depreciation is $29,830,616, resulting in net unrealized appreciation on long- and short-term investments of $10,505,786.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Fund's custody fee was reduced by $15,466 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $350 million..........................................       .55%
Next $350 million...........................................       .50%
Next $350 million...........................................       .45%
Over $1.05 billion..........................................       .40%

    For the six months ended June 30, 2001, the Fund recognized expenses of approximately $14,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $25,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $358,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $98,452 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $471,799,112, $101,071,788 and $24,016,762 for Classes A, B, and C, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,661,920    $ 27,118,849
  Class B.................................................     940,823      15,199,982
  Class C.................................................     255,961       4,170,728
                                                            ----------    ------------
Total Sales...............................................   2,858,704    $ 46,489,559
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................   1,417,397    $ 20,999,921
  Class B.................................................     241,328       3,556,080
  Class C.................................................      49,433         733,956
                                                            ----------    ------------
Total Dividend Reinvestment...............................   1,708,158    $ 25,289,957
                                                            ==========    ============
Repurchases:
  Class A.................................................  (2,873,594)   $(46,038,387)
  Class B.................................................  (1,015,399)    (16,072,959)
  Class C.................................................    (184,225)     (2,897,626)
                                                            ----------    ------------
Total Repurchases.........................................  (4,073,218)   $(65,008,972)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At December 31, 2000, capital aggregated $469,718,729, $98,388,685, and
$22,009,704 for Classes A, B, and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class A...............................................  12,605,285    $ 238,901,052
  Class B...............................................   3,875,392       82,328,786
  Class C...............................................     817,915       17,422,503
                                                          ----------    -------------
Total Sales.............................................  17,298,592    $ 338,652,341
                                                          ==========    =============
Dividend Reinvestment:
  Class A...............................................   3,376,424    $  60,508,958
  Class B...............................................     580,346       10,238,166
  Class C...............................................     109,426        1,941,770
                                                          ----------    -------------
Total Dividend Reinvestment.............................   4,066,196    $  72,688,894
                                                          ==========    =============
Repurchases:
  Class A...............................................  (7,605,741)   $(160,891,721)
  Class B...............................................  (1,896,853)     (39,784,357)
  Class C...............................................    (207,792)      (4,359,638)
                                                          ----------    -------------
Total Repurchases.......................................  (9,710,386)   $(205,035,716)
                                                          ==========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2001, and the year ended December 31, 2000, 169,182 and 862,666 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2001 and the year ended December 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC).

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $65,000 and CDSC on the redeemed shares of Classes B and C of approximately $106,400. Sales charges do not represent expenses of the Fund.

    On August 18, 2000, the Fund acquired all of the assets and liabilities of the Van Kampen Convertible Securities Fund (the "VKCS Fund") through a tax free reorganization approved by VKCS Fund shareholders on August 9, 2000. The Fund issued 4,810,860 shares of Class A valued at $102,519,420, in exchange for VKCS Fund's net assets. The shares of VKCS Fund were converted into Fund shares at a ratio of 1.45096 to 1, for Class A. Net unrealized appreciation of VKCS Fund as of August 18, 2000 was $28,952,674. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended December 31, 2000. Combined net assets on the day of reorganization were $805,291,074.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $426,334,881 and $412,468,381, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended June 30, 2001, are payments retained by Van Kampen of approximately $470,700 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $27,900.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HARBOR FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
11, 111, 211                                                     3561H01-AP-8/01
HAR SAR 8/01